UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 5, 2022

Remark Holdings, Inc.

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Commerce Street Las Vegas, NV	89106	702-701-9514
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MARK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On July 5, 2022, Remark Holdings, Inc. (“we”, “us” or “our”) held its annual meeting of stockholders (the “2022 Annual Meeting”). We submitted the following matters to a vote of our stockholders at our 2022 Annual Meeting:

•the election of five directors to serve until our 2023 annual meeting of stockholders and until their successors are duly elected and qualified;

•the ratification the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

•a non-binding, advisory resolution to approve the compensation of our named executive officers (the “Say-on-Pay Resolution”); and

•the adoption and approval of our 2022 Incentive Plan.

As of April 25, 2022, the record date of the 2022 Annual Meeting, 105,157,769 shares of our common stock were outstanding and eligible to vote.

Our stockholders, by the requisite vote, approved the election of each director nominee, the ratification of the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the 2022 fiscal year, the Say-on-Pay Resolution and our 2022 Incentive Plan. The tables below present the number of votes for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, including a separate tabulation with respect to each such nominee for director, as applicable.

	For	Withheld	Broker Non-Votes
Director nominees
Theodore P. Botts	23,092,823	2,347,665	31,244,634
Brett Ratner	24,220,803	1,219,685	31,244,634
Daniel Stein	23,172,049	2,268,439	31,244,634
Kai-Shing Tao	24,200,632	1,239,856	31,244,634
Elizabeth Xu	23,147,774	2,292,714	31,244,634

	For	Against	Abstain	Broker Non-Votes
Ratification of the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2022	54,327,261	1,996,462	361,399	N/A
Approval of Say-on-Pay Resolution	22,784,191	2,421,585	234,712	31,244,634
Adoption and approval of 2022 Incentive Plan	21,805,805	3,420,061	214,622	31,244,634

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remark Holdings, Inc.

Date:	July 7, 2022	By:	/s/ Kai-Shing Tao
		Name:	Kai-Shing Tao
		Title:	Chief Executive Officer